                                                                    EXHIBIT 10.1

              RESTRICTED STOCK AND RESTRICTED STOCK UNIT AGREEMENT

            THIS RESTRICTED STOCK AND RESTRICTED STOCK UNIT AGREEMENT is made and entered into as of the date indicated on the signature page under "Date of Agreement" by and between MGIC Investment Corporation, a Wisconsin corporation (the "Company"), and the employee of Mortgage Guaranty Insurance Corporation whose signature is set forth on the signature page hereto (the "Employee").

                                  INTRODUCTION

            The Company is awarding shares of the Company's Common Stock, $1.00 par value per share (the "Stock"), and to the extent, if any, indicated in this instrument, Restricted Stock Units ("RSUs"), to the Employee under the MGIC Investment Corporation 2002 Stock Incentive Plan (the "Plan") and this Agreement.

            This Agreement consists of this instrument and the Incorporated Terms Dated As of ________________ to Restricted Stock Agreement (the "Incorporated Terms"), which although not attached to this instrument, are part of this Agreement and were provided to the Employee as indicated in Paragraph 1(b) below.

            The parties mutually agree as follows:

            1. Award of Restricted Stock or RSUs; Incorporated Terms.

                  (a) Subject to the terms and conditions set forth herein, the Company awards the Employee the number of shares of Stock as follows: the number of shares set forth after "Shares of Base Restricted Stock" on the signature page shall be the "Base Restricted Stock"; the number of shares set forth after "Shares of Matching Restricted Stock" on the signature page shall be the "Matching Restricted Stock"; the number of shares set forth after "Shares of Time Vested Restricted Stock" shall be the "Time Vested Restricted Stock"; and the number of shares set forth after "Shares of Performance Restricted Stock" shall be the "Performance Restricted Stock," except that if after "Restricted Stock Units" on the signature page "Yes" appears, then all shares of Stock indicated after "Time Vested Restricted Stock" shall be awarded in the form of RSUs. The term "Restricted Stock" as used in the remainder of this Agreement shall be applied separately to the Base Restricted Stock, the Matching Restricted Stock, the Time Vested Restricted Stock and the Performance Restricted Stock as if the term "Restricted Stock" were the term "Base Restricted Stock," "Matching Restricted Stock," "Time Vested Restricted Stock," or "Performance Restricted Stock," as the case may be.

                  (b) The Incorporated Terms are incorporated in this instrument with the same effect as if they were physically set forth in this instrument. The Incorporated Terms and this instrument constitute a single agreement which is referred to as "this Agreement." The terms "herein," "hereof," "above" and similar terms used in this Agreement refer to this Agreement as a whole. The Incorporated Terms were attached to an e-mail sent in ____________ to the Employee from the Company's Secretary which included other documents relating to the Restricted Stock. The Company is hereby advising the Employee to print and retain a copy of the Incorporated Terms. The Employee agrees if there is any difference between the text of the Incorporated Terms obtained as indicated above and the text of the Incorporated Terms retained by the Company's Secretary, the text of the copy retained by the Secretary will control.

            IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has hereunto affixed his hand and seal, all as of the day and year set forth below.

            Date of Agreement: As of _______________

                               MGIC INVESTMENT CORPORATION

                               By: ________________________________
                               Title:

Sign Here:                     ____________________________________ (SEAL)
                               Name:

                               Shares of Base Restricted Stock:

                               Shares of Matching Restricted Stock:

                               Shares of Time Vested Restricted Stock:

                               Shares of Performance Restricted Stock:

                               Restricted Stock Units:

                               Base Restricted Stock
                               Release Date:

                               Matching Restricted Stock
                               Release Date:

                               Time Vested Restricted Stock
                               Release Date:

                               Restricted Stock Units
                               Settlement Date:

                               Performance Restricted Stock
                               Release Date:

                               Target: $

                               Goal:

                                     * * * *

                               Beneficiary: _____________________________

                               Address of Beneficiary: __________________

                               __________________________________________

                               __________________________________________

                               Beneficiary Tax Identification
                               No: ______________________________________


                                      -3-